Exhibit 10(p)

Amendment No. 3 dated as of November 16, 2003, to Agreement (the “Agreement”) dated November 14, 1997 between UNITED RENTALS, INC., a Delaware corporation, and WAYLAND R. HICKS (“Employee”).

For good and valuable consideration, the parties agree as follows:

1. The first sentence of Section 3(a) of the Agreement is hereby amended to read:

“The term of this Agreement shall begin on the date hereof, and shall continue until November 17, 2004.

2. Except as amended hereby, the Agreement is in all respects ratified and confirmed.

UNITED RENTALS, INC.

BY:

Name and Title: EMPLOYEE:

Wayland R. Hicks